April 27, 2012

Summary Prospectus

BlackRock FundsSM  |  Service Shares

>  BlackRock Index Equity Portfolio

Fund	Service Shares
BlackRock Index Equity Portfolio	PNESX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated April 27, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock Index Equity Portfolio

Investment Objective

The investment objective of BlackRock Index Equity Portfolio (“Index Equity Portfolio” or the “Fund”), a series of BlackRock FundsSM (the “Trust”), is to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500®”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Service Shares of Index Equity Portfolio.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1	Service Shares
Management Fee[1,2]	0.01%
Distribution and/or Service (12b-1) Fees	0.15%
Other Expenses	0.235%
Administration Fees	0.100%
Miscellaneous Other Expenses	0.135%
Total Annual Fund Operating Expenses	0.395%
Fee Waivers and/or Expense Reimbursements[2,3]	(0.005)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,3]	0.39%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of the Master S&P 500 Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”). Management fees are paid by the Series.
[2]	As described in the “Management of the Fund” section of the Fund’s prospectus on pages 19-23, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to ensure that management fees payable by the Series will not exceed 0.005% of average daily net assets until May 1, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master LLC or by a vote of a majority of the outstanding voting securities of the Series.
[3]	As described in the “Management of the Fund” section of the Fund’s prospectus on pages 19-23, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Service Shares as a percentage to average daily net assets to 0.615% until May 1, 2013. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.
	1 Year	3 Years	5 Years	10 Years
Service Shares	$40	$126	$221	$499

Portfolio Turnover:

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 6% of the average value of its portfolio.

2

Principal Investment Strategies of the Fund

Index Equity Portfolio employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500®. The Fund will be substantially invested in securities in the S&P 500®, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the S&P 500®. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

The Fund will invest in the common stocks represented in the S&P 500® in roughly the same proportions as their weightings in the S&P 500®. The Fund may also invest in derivative instruments linked to the S&P 500®. At times, the Fund may not invest in all of the common stocks in the S&P 500®, or in the same weightings as in the S&P 500®. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other investment characteristics of the stocks and derivative instruments chosen are similar to the S&P 500® as a whole.

The Fund is a “feeder fund” that invests all of its assets in the Master S&P 500 Index Series (previously defined as the “Series”) of Quantitative Master Series LLC (previously defined as the “Master LLC”) which has the same investment objective and strategies as the Fund. All investments are made at the Series level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Series. For simplicity, this prospectus uses the term “Index Equity Portfolio” or “Fund” to include, where applicable, the Series.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in Index Equity Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500® as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

3

Performance Information

The information shows you how Index Equity Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P 500®. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Service Shares
ANNUAL TOTAL RETURNS
BlackRock Index Equity Portfolio
As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.01% (quarter ended June 30, 2009) and the lowest return for a quarter was –22.00% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2012 was 12.51%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Index Equity Portfolio — Service Shares
Return Before Taxes	1.73%	(0.53)%	2.51%
Return After Taxes on Distributions	1.09%	(1.20)%	1.92%
Return After Taxes on Distributions and Sale of Fund Shares	1.13%	(0.85)%	1.80%
S&P 500® Index (Reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4

Investment Manager

The investment manager of the Series is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Series’ sub-adviser is BlackRock Investment Management, LLC (“BIM”). Where applicable, “BlackRock” refers also to the Series’ sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Series Since	Title
Edward Corallo	2010	Managing Director of BlackRock, Inc.
Christopher Bliss, CFA, CPA	2011	Managing Director of BlackRock, Inc.
Greg Savage, CFA	2011	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

The Service Share class of Index Equity Portfolio is currently closed to new investors. Existing Service Share shareholders may make additional purchases in current accounts. You may purchase Service Shares (if available) and redeem Service Shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 537-4942, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. There is no minimum for subsequent investments.

Tax Information

Index Equity Portfolio’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of Index Equity Portfolio through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

5

[This page intentionally left blank]

[This page intentionally left blank]

INVESTMENT COMPANY ACT FILE #811-05742 © BlackRock Advisors, LLC SPRO-IE-SVC-0412